Exhibit 10.52



                                 $10,000,000.00






                                 AMENDMENT NO. 1

                                       TO

                           LOAN AND SECURITY AGREEMENT

                      originally dated as of March 12, 2001

                                  by and among

                             LASERSIGHT INCORPORATED
                          LASERSIGHT TECHNOLOGIES, INC.
                         LASERSIGHT CENTERS INCORPORATED
                            LASERSIGHT PATENTS, INC.
                           PHOTOMED ACQUISITION, INC.
                                    MRF, INC.
                                L.S. EXPORT, LTD.
                                 LST LASER, S.A.
                             LASERSIGHT EUROPE GMBH

                            (collectively "Borrower")

                                       and

                         HELLER HEALTHCARE FINANCE, INC.

                                   ("Lender")


                    Amended effective as of February 15, 2002

                 AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is executed as of the ___ day of February, 2002 and made effective as of the 15th day of February, 2002, by and among LASERSIGHT INCORPORATED, a Delaware corporation, LASERSIGHT TECHNOLOGIES, INC., a Delaware corporation, LASERSIGHT CENTERS INCORPORATED, a Delaware corporation, LASERSIGHT PATENTS, INC., a Delaware corporation, PHOTOMED ACQUISITION, INC., a Delaware corporation, MRF, INC., a Missouri corporation, L.S. EXPORT, LTD., a company formed under the laws of the U.S. Virgin Islands, LST LASER, S.A., a company formed under the laws of Costa Rica, and LASERSIGHT EUROPE GMBH, a company formed under the laws of Germany (collectively, "Borrower"), and HELLER HEALTHCARE FINANCE, INC., a Delaware corporation (the "Lender").

                                    RECITALS

     WHEREAS, pursuant to that certain Loan and Security Agreement dated March 12, 2001 by and among Borrower and Lender (as amended hereby and as it may be further amended, modified or restated from time to time, collectively, the "Loan Agreement"), the Lender agreed to make available to Borrower a revolving credit loan (the "Loan"); and

     WHEREAS, Borrower has requested that Lender agree to modify certain provisions of the Loan Agreement and Lender has agreed to make such modifications provided, among other things, that the parties hereto execute and deliver this Amendment and the other related documents referred to herein and otherwise comply with the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

     Section 1. Definitions. Unless otherwise defined herein, all capitalized terms used herein without definition shall have the meanings assigned to such terms in the Loan Agreement.

     Section 2. Confirmation of Representations and Warranties. Each entity comprising Borrower hereby (a) confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct with respect to such entity, and (b) specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien or security interest in favor of any other person or entity.

     Section 3. Amendments to Loan Agreement. As of the Effective Date (as defined below), the Loan Agreement shall be modified as follows:

     (a) Section 6.22 of the Loan Agreement shall be deleted in its entirety and replaced with the following: "Intentionally Deleted.".

     (b) The following new sections Section 7.18, 7.19 and 7.20 are hereby added to the Loan Agreement:

        "Section 7.18. Net Worth. Borrower will not at any time allow its net worth (as computed in accordance with GAAP) to fall below $10,000,000.00.

        Section 7.19. Tangible Net Worth. Borrower will not at any time allow its "tangible net worth" (as defined below), to fall below $4,500,000. For purposes hereof, "tangible net worth" means assets (excluding "intangible assets" (as defined below)) less liabilities. For purposes hereof, "intangible assets" means all intangible assets (computed in accordance with GAAP) including, without limitation, goodwill, intellectual property, organizational costs and acquired technology.

        Section 7.20. Net Revenue. Borrower will not at any time allow its net revenue (determined in accordance with GAAP) to fall below: (i) $4,360,000 for the quarter ended March 31, 2002, (ii) $7,167,000 for the quarter ended June 30, 2002, (iii) $9,646,000 for the quarter ended September 30, 2002 and (iv) $12,615,000 for the quarter ended December 31, 2002."

     Section 4. Fees; Costs.

     (a) In consideration of Lender's agreement to enter into this Amendment, Borrower hereby agrees to pay to Lender a fee equal to Sixty Thousand and No/100 Dollars ($60,000.00) (the "Fee"), which Fee shall (a) be deemed fully earned by Lender as of the date of this Amendment, (b) be due and payable by Borrower making installment payments each equal to Five Thousand and No/100 Dollars ($5,000), beginning on the date of this Amendment and continuing on a monthly basis thereafter through and including the date that is eleven (11) months from the date of this Amendment, and (c) constitute a portion of the Obligations evidenced by the Note and secured by the Loan Agreement and other Loan Documents. Borrower hereby authorizes Lender to deduct any one or more installments of the Fee from the proceeds of the next Revolving Credit Loan made by Lender under the Loan Agreement (as amended hereby).

     (b) Borrower shall be responsible for the payment of all costs and expenses (including the reasonable fees and expenses of Lender's in-house counsel) of Lender incurred in connection with the preparation of this Amendment and the Amended and Restated Secured Term Note (as defined below).

     Section 5. Enforceability. This Amendment constitutes the legal, valid and binding obligation of Borrower and is enforceable against Borrower in accordance with its terms.

     Section 6. Effective Date. As set forth in the introductory paragraph of this Amendment, this Amendment shall be effective as of February 15, 2002 (the "Effective Date"), provided that Lender shall have received each of this Amendment and that certain Amended and Restated Secured Term Note, in the form substantially as provided by Lender to Borrower and duly executed by an authorized officer of Borrower, by no later than February 28, 2002, and, that, on the date of Lender's receipt of such documents as described above, the following shall be true:

        (a) there shall have occurred and be continuing no Event of Default and no event which, with the giving of notice or the lapse of time or both, could constitute such an Event of Default and, after giving effect to this Amendment, there shall have occurred no Event of Default and no Event which, with the giving of notice or lapse of time or both, could constitute an Event of Default; and

        (b) the representations and warranties set forth in Section 3 of this Amendment and in Article IV of the Loan Agreement shall be true and correct as of such date and after giving effect to this Amendment (unless any such representation or warranty by its terms is intended to refer specifically to any earlier date).

     Section 7. Reference to the Effect on the Loan Agreement.

        (a) On and after the Effective Date, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

        (b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

        (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

     Section 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland without regard to any otherwise applicable conflicts of laws principles thereof.

     Section 9. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     Section 10. Counterparts. This Amendment may be executed in any number of counterparts (and by facsimile), each of which counterparts shall be deemed an original, but all of which shall constitute one and the same instrument.




                               [SIGNATURES FOLLOW]



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

         IN WITNESS WHEREOF, intending to be legally bound, and intending that this Amendment No. 1 to Loan and Security Agreement constitutes and instrument executed under seal, the parties have caused this Amendment No. 1 to Loan and Security Agreement to be executed under seal as of the date first above written.

                                LENDER:

                                HELLER HEALTHCARE FINANCE, INC.,
                                a Delaware corporation

                                By:/s/ Joseph Prandoni             (SEAL)
                                   --------------------------------------
                                Name: Joseph Prandoni
                                Title: Vice President

                                BORROWER:

                                LASERSIGHT INCORPORATED,
                                a Delaware corporation

                                By:/s/ Gregory L. Wilson           (SEAL)
                                   --------------------------------------
                                Name: Gregory L. Wilson
                                Title: Secretary

                                LASERSIGHT TECHNOLOGIES, INC.,
                                a Delaware corporation

                                By:/s/ Gregory L. Wilson           (SEAL)
                                   --------------------------------------
                                Name: Gregory L. Wilson
                                Title: Secretary

                                LASERSIGHT CENTERS INCORPORATED,
                                a Delaware corporation

                                By:/s/ Gregory L. Wilson           (SEAL)
                                -----------------------------------------
                                Name: Gregory L. Wilson
                                Title: Treasurer

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                LASERSIGHT PATENTS, INC.,
                                a Delaware corporation

                                By:/s/ Gregory L. Wilson           (SEAL)
                                   --------------------------------------
                                Name: Gregory L. Wilson
                                Title: Secretary

                                PHOTOMED ACQUISITION, INC.,
                                a Delaware corporation

                                By:/s/ Gregory L. Wilson           (SEAL)
                                   --------------------------------------
                                Name: Gregory L. Wilson
                                Title: Secretary

                                MRF, INC., a Missouri corporation

                                By:/s/ Gregory L. Wilson           (SEAL)
                                   --------------------------------------
                                Name: Gregory L. Wilson
                                Title: Secretary

                                L.S. EXPORT, LTD., a company organized
                                under the laws of the U.S. Virgin Islands

                                By:/s/ Gregory L. Wilson           (SEAL)
                                   --------------------------------------
                                Name: Gregory L. Wilson
                                Title: Treasurer

                                LST LASER, S.A., a company organized
                                under the laws of Costa Rica

                                By:/s/ Gregory L. Wilson           (SEAL)
                                   --------------------------------------
                                Name: Gregory L. Wilson
                                Title: Treasurer

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                LASERSIGHT EUROPE GMBH, a company
                                organized under the laws of Germany

                                By:/s/ Gregory L. Wilson           (SEAL)
                                   --------------------------------------
                                Name: Gregory L. Wilson
                                Title: Managing Director




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